UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2007

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 8, 2007, ManTech International Corporation (depending on the circumstances, “ManTech,” “we,” “our,” “ours,” or “us”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of SRS Technologies. (“SRS”). The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited financial statements of SRS as of March 2, 2007 and for the six month periods ended March 2, 2007 and March 3, 2006 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of SRS as of and for the fiscal year ended August 31, 2006, and the related report of KPMG LLP, are filed with this Form 8-K/A as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of SRS. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2007 and the twelve months ended December 31, 2006 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2007 and the twelve months ended December 31, 2006 give effect to the acquisition of SRS as if it had occurred at the beginning of such respective periods. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated April 6, 2007 (the “Merger Agreement”), by and among ManTech, SRS, certain shareholders of SRS, Quicksilver Acquisition Corp., and certain persons acting as a representative for the shareholders of SRS (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on May 8, 2007).

23.1*	Independent Auditors’ Consent.

99.1	ManTech International Corporation Press Release, dated May 8, 2007, announcing the completion of the acquisition of SRS Technologies by ManTech (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on May 8, 2007).

99.2 *	Unaudited Financial Statements of SRS as of March 2, 2007 and for the six month periods ended March 2, 2007 and March 3, 2006.

99.3 *	Report of KPMG LLP, independent auditors, as of and for the fiscal year ended August 31, 2006, relating to the audited financial statements of SRS Technologies for the year ended August 31, 2006.

99.4 *	Unaudited Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 2007 and the twelve months ended December 31, 2006; Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2007.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: July 20, 2007	By:	/s/ Kevin M. Phillips
Kevin M. Phillips
Executive Vice President and Chief Financial Officer